Exhibit 99.1

(1)         The aggregate 5,748,353 shares of common stock, par value $0.01 per share (the “Common Stock”) of Vistra Energy Corp. (the “Issuer”) sold in the reported transaction were held by (a) LeverageSource V S.à r.l. (“LS V S.à r.l.”); (b) ACLF Co-Investment Fund, L.P. (“ACLF Co-Invest Fund”); (c) CLF Finance Company, LLC. (“CLF Finance”); (d) AEC (Lux) S.à r.l. (“AEC (Lux)”); (e) ANS U.S. Holdings Ltd. (“ANS US”); (f) Apollo Franklin Partnership, L.P. (“Franklin LP”); (g) Apollo Lincoln Fixed Income Fund, L.P. (“Lincoln Fixed Income Fund”); and (h) Apollo Credit Master Fund Ltd. (“Credit Master Fund”).  Following the reported transaction, ACLF Co-Invest Fund, CLF Finance, AEC (Lux), ANS US, Franklin LP, Lincoln Fixed Income Fund and Credit Master Fund (collectively, the “Selling Apollo Funds”) no longer hold any shares of the Common Stock of the Issuer and will not be included as reporting persons following this Statement on Form 4.

(2)         The shares of Common Stock of the Issuer reported as beneficially owned following the reported transaction represents the aggregate number of shares held of record by: (i)  LS V S.à r.l.; (ii) LSR Loan Funding LLC (“LSR LLC”); (iii) Leroy DH, L.P. (“Leroy DH”); (iv) Zeus Investments, L.P. (“Zeus LP”); (v) Apollo Special Opportunities Managed Account, L.P. (“SOMA Fund”); (vi) AEH (CB), L.P. (“AEH (CB)”); (vii) AEH (PEC), L.P. (“AEH (PEC)”); (viii) AP VII TXU (CS), L.P.; (“AP VII TXU (CS)”); (ix) AESI (Holdings) II, L.P. (“AESI (Holdings) II”); (x) AP Investment Europe III, L.P. (“AP IE III”); (xi) Apollo Centre Street Partnership, L.P. (“Centre Street LP”); (xii) Apollo Credit Opportunity Trading Fund III (“Opportunity Trading Fund III”); (xiii) Apollo Hercules Partners, L.P. (“Hercules LP”); (xiv) Apollo Lincoln Private Credit Fund, L.P. (“Lincoln Private Credit Fund”); (xv) Apollo Union Street Partners, L.P. (“Union Street LP”); (xvi) COF II (ST), LLC (“COF II (ST)”); (xvii) Apollo SPN Investments I (Credit), LLC (“SPN Investments I (Credit)”); and (xviii) Stone Tower CDO II Ltd. (“ST CDO II”).  The shares of Common Stock reported as beneficially owned following the reported transaction also include shares currently held by a trust of which AP VII TXU (UBS), L.P. (“AP VII TXU (UBS)”) is the sole beneficiary.  The foregoing entities are collectively referred to herein as the “Apollo Funds”.  The entities that are filing this Form 4, as described herein, including the Apollo Funds and the Selling Apollo Funds, are collectively referred to herein as the “Reporting Persons.”

The shares of Common Stock included in and reported as beneficially owned following the reporting transaction reflect the transfers of certain shares previously held by AP IE III to certain other Apollo Funds, including Credit Master Fund and Lincoln Fixed Income Fund.  This Form 4 also reflects the disposition of shares of Common Stock previously held by Gulf Stream-Compass CLO 2007, Ltd., for which Gulf Stream Asset Management LLC serves as its asset manager.

The shares reported as beneficially owned following the reported transaction do not include an aggregate of 6,996,000 shares of Common Stock that are held of record by: (a) SOMA Project Power Trust, for which Apollo Special Opportunities Managed Account Power Trust Management LLC (“SOMA Power Trust Management”) serves as its portfolio manager; (b) AESI II Project Power Trust, for which AESI II Power Trust Management LLC (“AESI II Power Trust Management”) serves as its portfolio manager; (c) AIE III Project Power Trust, for which AP Investment Europe III Power Trust Management LLC (“AP IE III Power Trust Management”) serves as its portfolio manager; (d) Centre St Project Power Trust, for which Apollo Centre Street Partnership Power Trust Management LLC (“Centre St Power Trust Management”) serves as its portfolio manager; (e) COF III Project Power Trust, for which Apollo Credit Opportunity Fund III AIV I Power Trust Management LLC (“COF III AIV I Power Trust Management”) serves as its portfolio manager; (f) Lincoln Project Power Trust, for which Apollo Lincoln Private Credit Fund Power Trust Management LLC (“LPC Power Trust Management”) serves as its portfolio manager; (g) SPN Project Power Trust, for which Apollo SPN Investments I Power Trust Management LLC (“SPN Power Trust Management”) serves as its portfolio manager; and (h) Zeus Project Power Trust, for which Apollo Zeus Strategic Investments Power Trust Management LLC (“Zeus Power Trust Management”) serves as its portfolio manager.

The sole shareholder of LS V S.à r.l. is LeverageSource V, L.P., the general partner of LeverageSource V, L.P. is LS V GP, LLC, and the sole member of LS V GP, LLC is LeverageSource Holdings, L.P. w/r/t Series V.  The sole member of LSR LLC is LeverageSource III, L.P., the general partner of LeverageSource III, L.P. is LS III GP, LLC, and the sole member of LS III GP, LLC is LeverageSource Holdings, L.P. w/r/t

Series III.  LeverageSource Holdings GP, LLC is the general partner of each of LeverageSource Holdings, L.P. w/r/t Series III and LeverageSource Holdings, L.P. w/r/t Series V.  The sole member of LeverageSource Holdings GP, LLC is LeverageSource, L.P.  Apollo Advisors VI (EH), L.P. and Apollo Advisors VII (EH), L.P. are each a general partner of LeverageSource, L.P.  The general partner of Apollo Advisors VI (EH), L.P. is Apollo Advisors VI (EH-GP), Ltd., and the general partner of Apollo Advisors VII (EH), L.P. is Apollo Advisors VII (EH-GP), Ltd.  Apollo Principal Holdings III, L.P. is the sole shareholder of each of Apollo Advisors VI (EH-GP), Ltd. and Apollo Advisors VII (EH-GP), Ltd.  The general partner of Leroy DH is Leroy DH GP, LLC.  The sole member of Leroy DH GP, LLC is Apollo Natural Resources Partners II, L.P., and the general partner of Apollo Natural Resources Partners II, L.P. is Apollo ANRP Advisors II, L.P. The general partner of Apollo ANRP Advisors II, L.P. is Apollo ANRP Capital Management II, LLC, and the sole member of Apollo ANRP Capital Management II, LLC is APH Holdings, L.P.  Apollo Principal Holdings III GP, Ltd. is the general partner of each of Apollo Principal Holdings III, L.P. and APH Holdings, L.P.

The general partner of ACLF Co-Invest Fund is Apollo Credit Liquidity Advisors, L.P., and the general partner of Apollo Credit Liquidity Advisors, L.P. is Apollo Credit Liquidity Capital Management, LLC.  The general partner of Zeus LP is Apollo Zeus Strategic Advisors, L.P., and the general partner of Apollo Zeus Strategic Advisors, L.P. is Apollo Zeus Strategic Advisors, LLC.

The sole member of SOMA Power Trust Management is SOMA Fund.  The general partner of SOMA Fund is Apollo SOMA Advisors, L.P., and the general partner of Apollo SOMA Advisors, L.P. is Apollo SOMA Capital Management, LLC.  APH Holdings (DC), L.P. is the sole member of each of Apollo Credit Liquidity Capital Management, LLC, Apollo Zeus Strategic Advisors, LLC and Apollo SOMA Capital Management, LLC.  The general partner of APH Holdings (DC), L.P. is Apollo Principal Holdings IV GP, Ltd.  The investment manager of SOMA Fund is Apollo SVF Management, L.P.  The general partner of Apollo SVF Management, L.P. is Apollo SVF Management GP, LLC.

The general partner of AEH (CB) is AEH (CB) GP, LLC.  AEH Holdings (CB), L.P. is the sole member and serves as a manager of AEH (CB) GP, LLC.  The general partner of AP VII TXU (CS) is AP VII TXU (CS) GP, LLC, and the sole member and manager of AP VII TXU (CS) GP, LLC is AP VII TXU Holdings (CS), L.P.  The general partner of AP VII TXU (UBS) is AP VII TXU (UBS) GP, LLC, and the sole member of AP VII TXU (UBS) GP, LLC is AP VII TXU Holdings (UBS), L.P.  AEH Holdings GP, LLC is the general partner of each of AEH Holdings (CB), L.P., AEH (PEC), AP VII TXU Holdings (CS), L.P. and AP VII TXU Holdings (UBS), L.P.  The sole member of AEH Holdings GP, LLC is AP AEH, L.P. The investment manager of AP AEH, L.P. is Apollo Management VII, L.P., and the general partner of Apollo Management VII, L.P. is AIF VII Management, LLC.  The sole member-manager of AIF VII Management, LLC is Apollo Management, L.P., and the general partner of Apollo Management, L.P. is Apollo Management GP, LLC.

The sole member of CLF Finance is Apollo Credit Liquidity Fund, L.P.  The investment manager of Apollo Credit Liquidity Fund, L.P. is Apollo Credit Liquidity Management, L.P., and the general partner of Apollo Credit Liquidity Management, L.P. is Apollo Credit Liquidity Management GP, LLC.

The investment manager of AEC (Lux) is Apollo European Credit Management, L.P., and the general partner of Apollo European Credit Management, L.P. is Apollo European Credit Management GP, LLC.

The sole member of AESI II Power Trust Management is AESI II, L.P.  Apollo European Strategic Management, L.P. is the investment manager of each of AESI (Holdings) II and AESI II, L.P.  The general partner of Apollo European Strategic Management, L.P. is Apollo European Strategic Management GP, LLC.

The sole member of AP IE III Power Trust Management is AP IE III.  The investment manager of AP IE III is Apollo Europe Management III, LLC.

The sole shareholder of ANS US is Apollo SK Strategic Investments, L.P.  The investment manager of Apollo SK Strategic Investments, L.P. is Apollo SK Strategic Management, LLC.

The sole member of Centre St Power Trust Management is Centre Street LP.  The investment manager of Centre Street LP is Apollo Centre Street Management, LLC.

The sole member of COF III AIV I Power Trust Management is Apollo Credit Opportunity Fund III AIV I LP.  The general partners of Opportunity Trading Fund III are Apollo Credit Opportunity Fund III LP and Apollo Credit Opportunity Fund (Offshore) III LP.  The investment manager of each of Apollo Credit Opportunity Fund III AIV I LP and Opportunity Trading Fund III is Apollo Credit Opportunity Management III LLC.

The investment manager of Franklin LP is Apollo Franklin Management, LLC, the investment manager of Hercules LP is Apollo Hercules Management, LLC, and the investment manager of Lincoln Fixed Income Fund is Apollo Lincoln Fixed Income Management, LLC.

The sole member of LPC Power Trust Management is Lincoln Private Credit Fund.  The investment manager of Lincoln Private Credit Fund is Apollo Lincoln Private Credit Management, LLC.  The investment manager of Union Street LP is Apollo Union Street Management, LLC, and the investment manager of COF II (ST) is Apollo Credit Opportunity Management, LLC.

Apollo SPN Investments I, L.P. is the sole member of each of SPN Power Trust Management and SPN Investments I (Credit).  The investment manager of Apollo SPN Investments I, L.P. is Apollo SPN Management, LLC.

The investment manager of Credit Master Fund is Apollo ST Fund Management LLC, the sole member of Apollo ST Fund Management LLC is Apollo ST Operating LP, and the general partner of Apollo ST Operating LP is Apollo ST Capital LLC.  The manager of ST CDO II is Apollo ST Debt Advisors LLC.  The sole member of each of Apollo ST Capital LLC and Apollo ST Debt Advisors LLC is ST Management Holdings, LLC.

The sole member of Zeus Power Trust Management is Apollo Zeus Strategic Investments, L.P.  The investment manager of Apollo Zeus Strategic Investments, L.P. is Apollo Zeus Strategic Management, LLC.

Apollo Capital Management, L.P. is the sole member of each of Apollo SVF Management GP, LLC, Apollo Credit Liquidity Management GP, LLC, Apollo European Strategic Management GP, LLC, Apollo Europe Management III, LLC, Apollo Centre Street Management, LLC, Apollo Credit Opportunity Management III LLC, Apollo Franklin Management, LLC, Apollo Hercules Management, LLC, Apollo Lincoln Fixed Income Management, LLC, Apollo Lincoln Private Credit Management, LLC, Apollo Union Street Management, LLC, Apollo Credit Opportunity Management, LLC, Apollo SPN Management, LLC, Apollo Zeus Strategic Management, LLC and GSAM Apollo Holdings, LLC, and the sole member and manager or sole member-manager of each of Apollo European Credit Management GP, LLC, Apollo SK Strategic Management, LLC and ST Management Holdings, LLC.  The general partner of Apollo Capital Management, L.P. is Apollo Capital Management GP, LLC.  Apollo Management Holdings, L.P. is the sole member-manager of Apollo Management GP, LLC and Apollo Capital Management GP, LLC.  The general partner of Apollo Management Holdings, L.P. is Apollo Management Holdings GP, LLC.  Leon Black, Joshua Harris and Marc Rowan are the directors of Apollo Principal Holdings III GP, Ltd. and Apollo Principal Holdings IV GP, Ltd., and the managers, as well as executive officers, of Apollo Management Holdings GP, LLC.

Each of the Apollo Funds and the Selling Apollo Funds disclaims beneficial ownership of any shares of the Issuer’s Common Stock owned of record by the other Apollo Funds or the other Selling Apollo Funds, or that may be beneficially owned by any of the other Reporting Persons, and each of the other Reporting Persons, and Messrs. Black, Harris and Rowan, disclaims beneficial ownership of any shares of the Issuer’s

Common Stock owned of record by the Apollo Funds or previously held by any of the Selling Apollo Funds, or that may be beneficially owned by any of the other Reporting Persons, in each case except to the extent of any pecuniary interest therein, and this report shall not be deemed an admission that any such entity or person is the beneficial owner of or has any pecuniary interest in, such securities for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or for any other purpose.

The principal office of each of LS V S.à r.l. and AEC (Lux) is c/o AMI (Luxembourg) S. à. r.l., Le Dôme, 3rd Floor, 2-8, Avenue Charles de Gaulle, L-1653, Luxembourg.  The principal office of each of Apollo Advisors VI (EH), L.P., Apollo Advisors VI (EH-GP), Ltd., Apollo Advisors VII (EH), L.P., Apollo Advisors VII (EH-GP), Ltd., Apollo Principal Holdings III, L.P., Apollo Principal Holdings III GP, Ltd., ANS US and Credit Master Fund is c/o Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, Grand Cayman, KY-9008, Cayman Islands.  The principal office of ST CDO II is c/o Deutsche Bank (Cayman) Limited, Boundary Hall, Cricket Square, P.O. Box 1984, George Town, Grand Cayman KY1-1104, Cayman Islands.

The principal office of each of LeverageSource V, L.P., LS V GP, LLC, LeverageSource Holdings, L.P. w/r/t Series V, LeverageSource III, L.P., LS III GP, LLC, LeverageSource Holdings, L.P. w/r/t Series III, LeverageSource Holdings GP, LLC, LeverageSource, L.P., Leroy DH, Leroy DH GP, LLC, Apollo Natural Resources Partners II, L.P., Apollo ANRP Advisors II, L.P., Apollo ANRP Capital Management II, LLC, APH Holdings, L.P., ACLF Co-Invest Fund, Apollo Credit Liquidity Advisors, L.P., Apollo Credit Liquidity Capital Management, LLC, Zeus LP, Apollo Zeus Strategic Advisors, L.P., Apollo Zeus Strategic Advisors, LLC, SOMA Power Trust Management, SOMA Fund, Apollo SOMA Advisors, L.P., Apollo SOMA Capital Management, LLC, APH Holdings (DC), L.P., Apollo Principal Holdings IV GP, Ltd., AEH (CB), AEH (CB) GP, LLC, AEH Holdings (CB), L.P., AEH (PEC), AP VII TXU (CS), AP VII TXU (CS) GP, LLC, AP VII TXU Holdings (CS), L.P., AP VII TXU (UBS), AP VII TXU (UBS) GP, LLC, AP VII TXU Holdings (UBS), L.P., AEH Holdings GP, LLC, AP AEH, L.P., CLF Finance, Apollo Credit Liquidity Fund, L.P., Apollo Credit Liquidity Management, L.P., Apollo Credit Liquidity Management GP, LLC, AESI (Holdings) II, AESI II Power Trust Management, AESI II, L.P., AP IE III Power Trust Management, AP IE III, Apollo SK Strategic Investments, L.P., Centre St Power Trust Management, Centre Street LP, Apollo Centre Street Management, LLC, COF III AIV I Power Trust Management, Apollo Credit Opportunity Fund III AIV I LP, Opportunity Trading Fund III, Apollo Credit Opportunity Fund III LP, Apollo Credit Opportunity Fund (Offshore) III LP, Franklin LP, Lincoln Fixed Income Fund, LPC Power Trust Management, Lincoln Private Credit Fund, Union Street LP, COF II (ST), SPN Power Trust Management, SPN Investments I (Credit), Apollo SPN Management, LLC, Zeus Power Trust Management and Apollo Zeus Strategic Investments, L.P.is One Manhattanville Road, Suite 201, Purchase, New York 10577.

The principal office of each of LSR LLC, Apollo SVF Management, L.P., Apollo SVF Management GP, LLC, Apollo Management VII, L.P., AIF VII Management, LLC, Apollo Management, L.P., Apollo Management GP, LLC, Apollo European Credit Management, L.P., Apollo European Credit Management GP, LLC, Apollo European Strategic Management, L.P., Apollo European Strategic Management GP, LLC, Apollo Europe Management III, LLC, Apollo SK Strategic Management, LLC, Apollo Credit Opportunity Management III LLC, Apollo Franklin Management, LLC, Hercules LP, Apollo Hercules Management, LLC, Apollo Lincoln Fixed Income Management, LLC, Apollo Lincoln Private Credit Management, LLC, Apollo Union Street Management, LLC, Apollo Credit Opportunity Management, LLC, Apollo SPN Investments I, L.P., Apollo ST Fund Management LLC, Apollo ST Operating LP, Apollo ST Capital LLC, Apollo ST Debt Advisors LLC, ST Management Holdings, LLC, Apollo Zeus Strategic Management, LLC, Apollo Capital Management, L.P., Apollo Capital Management GP, LLC, Apollo Management Holdings, L.P. and Apollo Management Holdings GP, LLC, and Messrs. Black, Harris and Rowan, is 9 W. 57th Street, 43rd Floor, New York, New York 10019.